LEASE AGREEMENT

THIS LEASE AGREEMENT (the "Lease") is made 31 day of March, 2017 (the "Commencement Date"), by and between SADDLE LANE REALTY, LLC, a Pennsylvania limited liability company, with an office and principal place of business at 2515 Liberty Avenue, 1st Floor, Pittsburgh, Pennsylvania 15222 ("Landlord") and INTERPACE DIAGNOSTICS CORPORATION, a Delaware corporation, with an office and principal place of business at 2515 Liberty Avenue, 4th Floor, Pittsburgh, Pennsylvania 15222 ("Tenant").

1. PREMISES:

A. Premises. Landlord hereby leases to Tenant and Tenant hereby takes from Landlord that certain premises consisting of **20,000** leasable square feet (the "Premises") located on the **third and fourth** floor of the building commonly known as 2515 Liberty Avenue, Pittsburgh, Pennsylvania 15222, which building consists of 37,500 leasable square feet (the "Building") as such Premises generally are outlined on the attached site plan, a copy of which is attached hereto, made a part hereof, incorporated herein by reference and marked as Exhibit A.

B. Use. The Premises shall be occupied and used by Tenant solely as a **laboratory and office space** and for no other purpose. Tenant, at its sole costs, shall secure all necessary occupancy permits or other municipal requirements to operate its business and occupy the Building. Upon Landlord's request, Tenant shall provide Landlord a copy of all such occupancy permits and other certificates along with all applications related thereto. Notwithstanding Tenant's right to occupy and use the Premises for the permitted purpose hereunder, Tenant shall not occupy or use the Premises (or permit the occupancy or use of the Premises) for any purpose or in any manner which: (a) is unlawful or in violation of any applicable law, governmental or quasi – governmental statute, ordinance, rule or requirement, (b) may be dangerous to persons or property, (c) may invalidate or increase the premium of any policy of insurance affecting the Building, (d) may create a nuisance, or (e) for any obscene or pornographic purposes.

2. COMMENCEMENT AND EXPIRATION DATES:

A. Term. This Lease shall be for a term (the "Term") of one (1) year, commencing **April 1, 2017** (the "Rent Commencement Date") and ending on **March 31, 2018**, unless this Lease is extended or earlier terminated in accordance with its terms (the "Term").

B. Preparation for Occupancy. Tenant acknowledges that it is currently in possession of the Premises. Landlord will deliver and Tenant will accept the Premises on the Commencement Date in its "as is" "where is" condition. Landlord shall not be obligated to make any improvements to the Premises as a condition of the Tenant taking possession of the Premises under this Lease.

C. Location and Installation of Special Equipment. Tenant covenants and agrees to pay any costs of bringing all utilities to the Premises, Landlord reserves the right to approve and to supervise the location and installation of all pipes, wiring,

telephone/internet/Ethernet lines, separate heating or air conditioning equipment and other special equipment in the Premises, which approval shall not be unreasonably withheld.

3. RENT AND ADDITIONAL RENT:

A. Rent. Minimum annual and monthly rent shall be as follows (the "Rent"):

Lease Years	**Annual Rent**	**Monthly Rent**	**Sq. Ft. Price**
Rent Commencement Date through March 31, 2018	$390,000.00	$32,500.00	$19.50

All payments of Rent shall be made in advance starting on the Rent Commencement Date and on or before the first day of each and every successive calendar month thereafter during the Term without demand, setoff or deduction. It is the intention of the parties that the rent payable hereunder shall be net to Landlord so that this Lease shall yield to Landlord the net annual rent specified herein during the term of this Lease, and that all costs, expenses and obligations of every kind and nature whatsoever relating to the Premises shall be paid by Tenant. Should the Rent Commencement Date occur on any day other than the first day of the calendar month, monthly Rent for such month shall be prorated for such month.

B. Additional Rent: During the Term, Tenant shall pay to Landlord, as additional rent during the Term, Tenant's share of all real estate taxes, insurance, common area charges, including, but not limited to, those costs incurred for security, access, lighting, painting, striping, cleaning, trash/refuse removal, policing, inspecting, landscaping, snow and ice removal, purchase of equipment to be used in the maintenance and operation of the Building, insurance, taxes and other costs and expenses (including snow and ice removal) pertaining to the parking lot and sidewalks owned by Landlord adjacent to the Building (the "Parking Lot"), any maintenance garage, repairing and replacing, including parking lot and roof, which may be incurred by Landlord in its discretion, salaries and wages, including any taxes and insurance costs applicable thereto, of any employees of Landlord or Landlord's agent involved with the operation or maintenance of the common area, uniforms for maintenance personnel, management fees, repair and maintenance of any equipment involved in the operation and maintenance of the common area, as well as the cost of any fuel to operate the equipment, depreciation of and taxes on maintenance equipment and supplies, personal property taxes on the common area, and the cost of all electricity, gas and water consumed and sewage charged in the Building which is not separately metered to tenants, as well as a reasonable allowance for Landlord's overhead cost (collectively, the "Additional Rent").

Tenant's proportionate share of Additional Rent shall be **53.33%** based upon a fraction of which the numerator is the square footage of the Premises (i.e., **20,000** square feet) and the denominator is the total square feet of the Building (i.e., 37,500 square feet). Notwithstanding anything to the contrary, (i) if the expense is solely attributable to Tenant (as determined by Landlord in its sole discretion), then such expense shall only be charged to Tenant, and (ii) Landlord may bill any expenses to Tenant and other tenants of the Building as Landlord deems appropriate after exercising its reasonable discretion and after consideration of the likely usage of such services by Tenant and the other tenants of the Building.

Landlord shall collect the Additional Rent as follows: On or about the twentieth (20th) day of each month, Landlord will endeavor to bill Tenant for any and all Additional Rent incurred and/or paid in the previous month(s) and Tenant shall pay such Additional Rent on or before the first calendar day of the succeeding month. For purposes of certainty, Landlord failure to bill Tenant for a cost incurred and/or paid by Landlord in the immediate previous month shall not be deemed as a waiver or estoppel of Landlord's right to bill Tenant for such cost in any future month(s).

C. Security Deposit. Pursuant to the terms of Tenant's existing lease for the Premises, Tenant provided a security deposit in the amount of **$30,000.00** (the "Security Deposit"). The Security Deposit will continue to be held by Landlord as security for the full and faithful performance by Tenant of Tenant's obligations under this Lease and for the payment of damages to the Premises or the Building caused by the Tenant, its employees, agents, licensees, or invitees. Except for such sum as shall be applied by Landlord to satisfy claims against Tenant arising from defaults under this Lease or by reason of damages to the Premises or the Building caused by the Tenant, its employees, agents, licensees, or invitees, and further provided that Tenant is not then in default hereunder and has complied with all obligations for surrender and redelivery of the Premises to Landlord, the Security Deposit shall be returned to Tenant without interest within sixty (60) days of the expiration of the Term or any renewals or extensions thereof. It is understood that no part of any Security Deposit is to be considered as the last Rent or Additional Rent payment due under the Term of this Lease. Notwithstanding any law to the contrary, Landlord shall not be required to pay any interest to Tenant on account of the holding of the Security Deposit and need not maintain the Security Deposit in a separate account but may co-mingle and use these funds as its own. In the event of the sale or transfer of Landlord's interest in the Building, Landlord shall have the right to transfer the Security Deposit to such purchaser or transferee, in which event Tenant shall look only to the new landlord for the return of the Security Deposit and Landlord shall thereupon be released from all liability to Tenant for the return of the Security Deposit. In the event Landlord applies any portion of the Security Deposit to satisfy claims against Tenant arising from defaults under this Lease or by reason of damages to the Premises or the Building caused by the Tenant, its employees, agents, licensees, or invitees, within ten (10) days of receipt of written notice from Landlord, Tenant shall replenish the Security Deposit by the amount withdrawn therefrom by Landlord.

D. Option to Renew. Tenant shall have **one (1)** right and option to extend the term of this Lease for a period of three (3) to five (5) years if Landlord receives written notice of exercise of such option (which notice must include the period (not less than three (3) years nor more than five (5) years) in which this Lease is being extended, the "Renewal Notice") on or before **August 1, 2017**. TIME IS OF THE ESSENCE. If Tenant timely delivers a Renewal Notice, all of the terms and conditions of the Lease shall apply to the extended lease, including the amount of minimum rent as set forth in Section 3.A.

4. LATE CHARGE AND INTEREST: Any installment of Rent, Additional Rent and/or any other charges, expenses or payments required to be paid under this Lease that is/are not paid when due and payable shall bear interest at 10% per annum from the date due until paid and shall be subject to a late charge in the amount equal to 5% of the amount due. In the event any check, bank draft or negotiable instrument given for any payment under this Lease shall be dishonored at any time for any reason whatsoever not attributable to Landlord, Landlord shall be

entitled, in addition to any other remedy that may be available, to an administrative charge of $250.00. No late fee, default interest or the like chargeable by Landlord hereunder shall exceed those charges permitted by the applicable law.

5. UTILITY SERVICES:

A. Beginning on the Commencement Date and continuing during the term of this Lease, Tenant shall pay when due, directly to any utility company, all charges, rents, and costs for utility services provided to or used at the Premises, including, but not limited to all charges for natural gas, steam, electricity, water, and sewer. If any utilities are not separately metered to the Premises, Landlord shall bill Tenant for Tenant's share of such utilities (as calculated in Section 3.B hereof). For purposes of certainty, as of the execution of this Lease, natural gas is not separately metered to premises in the Building so such bill is shared by all tenants of the Building (as calculated in Section 3.B hereof). If such utilities are separately metered to the Premises (whether now or in the future), Tenant shall promptly arrange for such service from the applicable utility company to the Premises in Tenant's name.

B. Landlord shall under no circumstances be liable to Tenant in damages or otherwise for any interruption in service of water, gas, steam, electricity, heating, air-conditioning or other utilities and services caused by the utility company supplying such service or for any interruption in trash/refuse removal services, by the making of any necessary repairs or improvements, or by any cause beyond Landlord's control, and the same shall not constitute a termination of this Lease or an eviction (constructive or otherwise) of Tenant.

6. REPAIRS AND MAINTENANCE:

A. Tenant, without notice or demand and at its own cost and expense, shall keep the interior of the Premises and the fixtures therein in neat and orderly condition, ordinary wear and tear excepted, and shall make all repairs or replacements to the Premises as necessary as a result of any misuse, negligence, or neglect by Tenant, its agents, employees, officers, contractors, workmen, invitees, assignees or subtenants. Tenant shall maintain, repair and/or replace any appliances or other equipment installed in or on the Premises. Tenant shall be responsible for all nonstructural maintenance of the Premises, including, but not limited to repairs and maintenance of the glass, replacement of light bulbs, plumbing, electric, heating, ventilation and air-conditioning systems. Tenant shall be responsible to comply with the Americans With Disabilities Act (as amended) for the Premises.

B. Landlord shall be responsible for performing repairs and maintenance to the structural portions of the building of which the Premises is a part, including roof, down spouts and supporting walls, provided however, that Tenant (and not Landlord) shall be required to repair, replace or to maintain any fixture, systems or items (whether structural or non-structural) which are damaged or destroyed as a result of any misuse, negligence, or neglect by Tenant, its agents, employees, officers, contractors, workmen, invitees, assignees or subtenants. Landlord shall be responsible to comply with the Americans With Disabilities Act (as amended) for the common areas of the Building, excluding the Premises, and the surrounding parking lots and sidewalks. Landlord shall not be liable to Tenant by reason of any injury to or interference with Tenant's business arising from the making of any such repairs, alterations or improvements

in or to the Premises or to any appurtenances and equipment therein and Tenant shall not be entitled to any abatement of Rent as a result thereof.

7. ALTERATIONS, IMPROVEMENTS, ADDITIONS OR OTHER CHARGES; MECHANICS LIENS:

A. Tenant covenants and agrees not to make or permit to be made any alterations or improvements to the Premises or any part thereof, unless and until Tenant obtains Landlord's prior written consent thereto. If Landlord consents to any requested alterations, improvements, additions or other changes, Tenant shall make same at Tenant's sole cost and expense and in a careful workmanlike manner and in compliance with all applicable federal, state and municipal laws and regulations, including the Americans With Disabilities Act (as amended). Tenant shall obtain, at Tenant's sole cost and expense, any governmental permits, approvals or licenses required by applicable law to do such work. All additions, alterations and improvements to the Premises shall become Landlord's property and, unless Landlord directs Tenant to remove such items pursuant to Section 12(A) hereof, such additions, alterations and improvements shall remain in the Premises at the expiration of this Lease or the termination Tenant's right to possession of the Premises. In the event any signage or fixtures are removed from the Premises, Tenant shall repair and replace damage as a result of such removal. Further, Landlord may, in its sole and absolute discretion, impose any conditions before granting its consent under this Section, including, but not limited to, requiring Tenant to obtain a payment and completion bond and/or provide security satisfactory to Landlord in order to ensure that the Premises, and the Building will be kept free of liens and that the costs of all alterations or improvements will be fully paid.

B. Without limiting any other terms or conditions of this Lease, Tenant's alterations shall be at Tenant's sole risk and expense and Tenant shall promptly pay all laborers, contractors, subcontractors and materialmen performing the same and furnishing material therefor. Notwithstanding any security Tenant provides Landlord to ensure the Premises and the Building are free of liens and encumbrances, Tenant agrees to indemnify, defend and hold harmless Landlord from all expenses, liens, claims or damages to either persons or property, including, without limitation, the Premises, arising in any manner from such work, fixturing and signage. If any lien be filed by virtue of Tenant's work, fixturing and signage, Tenant shall cause the same to be discharged of record by payment, bond, order of court, or otherwise, as required by law within ten (10) days after notice by Landlord. Landlord may, at Landlord's option, after ten (10) days written notice to Tenant, cause such discharge and Tenant shall reimburse Landlord all its costs and expenses expended therefore, including reasonable attorney's fees and costs, immediately upon Landlord billing Tenant for same. Nothing in this Lease shall be construed as constituting a consent or request by Landlord, expressed or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialmen for the performance of any labor or the furnishing of any materials for any specific or general improvement, alteration or repair of or to the Premises or to any part thereof.

8. INSURANCE:

A. <u>Insurance</u>. Tenant agrees to secure and to keep in force, at Tenant's expense, as long as this Lease remains in effect and during such other time(s) as Tenant occupies

the Premises, or any part thereof, and with reputable companies reasonably acceptable to Landlord and licensed and authorized to do business in the Commonwealth of Pennsylvania and in form reasonably acceptable to Landlord, the following insurance which shall be written on an "occurrence" basis:

1. Commercial General Liability: Commercial general liability insurance, including bodily injury and property damage liability, products and completed operations, personal and advertising injury liability, and fire damage liability against any and all damages and liability, including attorneys' fees and expenses, on account of or arising out of injuries to or the death of any person or damage to property, however occasioned, in, on or about the Premises in amounts not less than $1,000,000 per occurrence, $2,000,000 annual aggregate, and $100,000 fire damage liability;

2. Umbrella/Excess Policies: Umbrella or excess liability insurance in amounts not to exceed $5,000,000 per occurrence.

3. Plate Glass: Insurance on all plate or tempered glass in or enclosing the Premises, for the replacement cost of such glass;

4. Personal Property: Insurance on an "all risks" basis covering 100% of the replacement cost value of property at the Premises including, without limitation, leasehold improvements, wall and floor coverings, trade fixtures, merchandise, furnishings, equipment, goods and inventory. For purposes of certainty, Tenant's obligation to provide such insurance on leasehold improvements shall not confer on Tenant, in any way, property rights in same;

5. Boiler & Machinery: Where applicable, insurance covering central heating, air conditioning and ventilating systems, refrigeration equipment, machinery and electrical equipment, boilers and other high pressure piping and machinery, and other similar apparatus installed in the Premises, including business income loss;

6. Business Income: Business interruption insurance for a period of not less than 12 months from the date of fire or casualty;

7. Employer's Liability/Workers' Compensation: Employer's liability insurance with limits not less than $1,000,000, and workers' compensation insurance providing statutory state benefits for all persons employed by Tenant in connection with the Premises as required by applicable law;

8. Sprinkler Leakage: Insurance covering damage from leakage of sprinkler systems now or hereafter installed in the Premises in an amount not less than the current replacement cost covering

Tenant's leasehold improvements, trade fixtures, merchandise, furnishings, equipment, goods and inventory;

9. Other Insurance: Such other insurance and in such amounts as may be required by Landlord against other insurable hazards as at the time are commonly insured against by prudent owners of comparable buildings in the area in which the Building is located.

B. Landlord's Right to Adjust Insurance Limits. Landlord may, from time-to-time as reasonably determined by Landlord, adjust (upwardly or downwardly) the insurance limits required by this Section 8.A.

C. Evidence of Insurance. Prior to the Commencement Date, not later than fifteen (15) days prior to the expiration of any insurance policy required hereunder, and at any other time as reasonably requested by Landlord, Tenant shall deliver any such insurance policy or policies or, in the alternative, any certificates therefor, to Landlord.

D. Landlord Additional Name Insured. Tenant shall have the Landlord named as an additional insured in all such insurance policies.

E. Cancellation. Tenant shall require that each such insurance policy contain a provision stating that such policy shall not be canceled except after thirty (30) days written notice thereof to Landlord for any insurance referred to in this Section 8.

F. Tenant's Failure to Provide Insurance. If Tenant shall not comply with the covenants and agreements made by Tenant in this Section 8, Landlord, in Landlord's discretion, may cause any such insurance to be issued and, in such event, Tenant shall pay upon Landlord's demand, as Additional Rent, the premium(s) for each such insurance policy.

G. Waiver of Subrogation. Landlord and Tenant each hereby waives its respective right of recovery against the other and each releases the other from any claim arising out of loss, damage or destruction to the Premises and to the contents thereon or therein, whether or not such loss, damage or destruction may be attributable to the fault or negligence of either party or of its respective agents, employees, officers, contractors, workmen or invitees.

Landlord shall cause each insurance policy carried by it insuring the Premises against loss by fire or by any of the casualties covered by Landlord's all risk insurance policy to be written in such a manner so as to provide that the insurer waives all right of recovery by way of subrogation against Tenant in connection with any loss or damage covered by such policy. Tenant shall cause each insurance policy carried by it insuring the Premises and the contents thereof, including trade fixtures and merchandise, against loss by fire or by any of the casualties covered by Tenant's all-risk insurance policy to be written in such a manner so as to provide that the insurer waives all right of recovery by way of subrogation against Landlord in connection with any loss or damage covered by such policy.

H. Increase in Insurance Premiums. Tenant shall not do or suffer to be done, or keep or suffer to be kept, anything in, upon or about the Premises which shall be in violation

of or contravene Landlord's insurance policies including, without limitation, Landlord's comprehensive, public liability, fire or all-risk policies, or which shall prevent Landlord from procuring such policies with companies acceptable to Landlord at customary insurance rates.

9. FIRE AND OTHER CASUALTY;

A. Should the Premises (or any part thereof) be damaged or destroyed by fire or other casualty insured under Landlord's standard fire, and casualty insurance policy with approved standard extended coverage endorsement applicable to the Premises, Landlord shall, except as otherwise provided herein, and to the extent it actually receives proceeds from such insurance and any mortgagee of Landlord authorizes Landlord to use such proceeds to repair or rebuild the Building, repair and/or rebuild the same with reasonable diligence. Landlord's obligation hereunder shall be limited to the Premises and improvements originally provided by Landlord at the Commencement Date. Landlord shall not be obligated to repair, rebuild or replace any property belonging to Tenant or any leasehold or building improvements in the Premises which were originally constructed or provided by or on behalf of Tenant at Tenant's cost unless insurance proceeds are available specifically therefore. If there should be a substantial interference with the operation of Tenant's business in the Premises as a result of such damage or destruction which requires Tenant as a result of such damage or destruction to temporarily close its business to the public, the Rent shall abate for the period of time the Tenant's business is temporarily closed. Unless this Lease is terminated as hereinafter provided, Tenant shall, at its cost and expense, repair, restore, redecorate and refixture the Premises and restock the contents thereof in a manner and to at least a condition equal to that existing prior to such damage or destruction except for the Premises and improvements to be reconstructed by Landlord as above set forth. Tenant agrees to commence such work within thirty (30) days after the date of such damage or destruction or the date Landlord substantially completes any reconstruction required to be completed by it pursuant to the above, whichever date is later, and Tenant shall diligently pursue such work to its completion. In the event Landlord is unable to rebuild, repair and restore the Premises by reason of any fire or other casualty within six (6) months of any such loss, Tenant or Landlord may, with prior written notice, terminate this Lease, provided notice of such termination is provided by Landlord or Tenant within 30 days after the casualty or loss.

10. CONDEMNATION: If any condemning authority, under any governmental law, ordinance or regulation or by right of eminent domain, condemns or takes or, under threat of condemnation or taking, purchases the entire Premises or so much thereof as to render the remaining portion unsuitable, in Landlord's reasonable opinion, for Tenant's business as conducted on the Premises, this Lease shall terminate as of the date that possession thereof is taken by the condemning authority. Landlord shall be entitled to receive the entire condemnation, or purchase price in lieu thereof; for the condemnation or taking of all or any portion of the Premises, whether such award or purchase price shall be made as compensation for the condemnation and taking of the fee or for the diminution in value of the leasehold, and Tenant hereby assigns to landlord any and all of Tenant's right, title and interest in or to such award or purchase price or any parts thereof, provided however, that nothing contained herein shall be deemed to preclude Tenant from obtaining, any interest in any award made to Tenant for moving expenses, for loss of or damage to Tenant's fixtures, equipment or other property on Premises, or for damages for cessation or interruption of Tenant's business.

11. TENANT'S DEFAULT AND LANDLORD'S REMEDIES AND DAMAGES:

A. Default By Tenant. Tenant shall be in default under the terms and provisions of this Lease if (each an "Event of Default"):

(1) Tenant shall default in the timely payment of Rent, Additional Rent or any other charges, payments, costs and expenses when the same is required to be paid by Tenant hereunder and such default is not cured within five (5) days after Landlord sends Tenant written notice of such default; and/or

(2) Tenant shall default in the performance or observance of any of Tenant's non-monetary covenants or obligations set forth in this Lease unless such default is diligently pursued and cured within a commercially reasonable period not to exceed ninety (90) days, provided however, that if any such non-monetary default by Tenant adversely or materially (i) affects the condition of the Premises, (ii) affects the safety and welfare of any persons or property, or (iii) creates an unsafe or dangerous condition, then Tenant shall commence to cure any such default within five (5) days after the Landlord's giving of notice thereof, with such notice identifying that the non-monetary default triggers application of this clause, and shall diligently prosecute such cure to completion; and/or

(3) Tenant suffers the levy of any attachment or execution or the appointment of any receiver, or the execution of any other process by any court of competent jurisdiction and such levy, appointment or execution is not vacated, dismissed or set aside within a period of thirty (30) days from the date of its inception; and/or

(4) Tenant becomes insolvent or takes the benefit of any present or future insolvency statute, or makes a general assignment for the benefit of creditors or files a voluntary petition in bankruptcy or a petition or answer seeking an arrangement for reorganization or for the readjustment of indebtedness under the federal bankruptcy laws or under any other law or statute of the United States or of any state thereof, or consents to the appointment of a receiver, trustee or liquidator of all or substantially all of Tenant's property wherever located; and/or

(5) Tenant has filed against it a petition under any part of the federal bankruptcy laws or an action under any present or future solvency law and said petition is not vacated dismissed or set aside within sixty (60) days from the date of filing; and/or

(6) Tenant is required, pursuant to or under authority of any legislative act, resolution or rule or order or decree of any court, governmental board, mental health and mental retardation office, agency or officer having jurisdiction, to deliver or to relinquish possession or control of all or substantially all of Tenant's property, wherever located, and such possession or control continues in effect for a period of thirty (30) days from the date of such possession or control; and/or

(7) Tenant shall violate any law, ordinance, rule, regulation or policy of the United States of America, Commonwealth of Pennsylvania, County of Allegheny, City of Pittsburgh and/or any agency, governmental or administrative body thereof; and/or

(8) Tenant fails to provide insurance as required under this Lease; and/or

(9) Tenant shall be in default of the terms and conditions of any other lease Tenant has with Landlord

B. Chronic Defaults. Should Tenant commit an Event of Default (including any combination of one or more Events of Default) more than two (2) times in any period of twelve (12) months, then, notwithstanding that such Events of Default shall have each been timely cured, any further default shall be deemed to be deliberate and Landlord thereafter may give written notice to Tenant specifying such default and stating that this Lease and the Term shall expire and terminate on the date specified in such notice, which shall be at least fourteen (14) days after the giving of such notice, and upon the date specified in such notice this Lease and the Term of this Lease and all rights of Tenant under this Lease, whether or not heretofore exercised, shall expire and terminate.

C. Landlord's Remedies. Upon the occurrence of an Event of Default, Landlord shall have the option to pursue anyone or more of the following rights and remedies in addition to any other rights or remedy provided by law or in equity: (1) terminate this Lease, in which event Tenant shall immediately surrender possession of the Premises to Landlord; and/or (2) re-enter and take possession of the Premises and remove all persons and property therefrom without being deemed guilty of any manner of trespass, in which event Landlord may attempt to re-let the Premises, or any part thereof, for all or any part of the remainder of said Term, to a party satisfactory to Landlord and at such monthly rent as Landlord, with reasonable diligence, may be able to secure; and/or (3) enter upon the Premises without terminating this Lease, and perform Tenant's obligations under the terms of this Lease, in which event Landlord shall not be liable for any damages resulting to Tenant from such action; and/or (4) declare due and owing all sums due or to become due under this Lease, including, without limitation, all Rent, all Additional Rent and all other charges, payments, costs and expenses required to be paid by Tenant under the terms of this Lease.

D. Landlord's Damage. Landlord shall be entitled, upon the occurrence of an Event of Default, to recover as damages (1) all Rent and Additional Rent then due and/or to become due thereafter for the balance of the Term; (2) any other charges, payments, costs and expenses required to be paid by Tenant under the terms and provisions of this Lease; (3) any reasonable expenses and costs incurred by Landlord in attempting to relet or in reletting the Premises including, without limitation, any brokerage commission, attorneys' fees, advertising costs and expenses of removing part or all of the improvements made by Landlord prior to commencement of the Lease; (4) any reasonable expenses and costs incurred by Landlord in effecting compliance with Tenant's obligations tinder this Lease including attorneys' fees; and (5) any other amounts recoverable by Landlord under the terms and provisions of this Lease or pursuant to any applicable law.

E. Additional Rights and Remedies – Confession of Judgment. In addition to any and all other rights and remedies provided hereunder, by law or in equity, upon any default by Tenant under the terms and provisions of this Lease, Landlord is granted with the following powers:

Ejectment

IN THE EVENT OF A DEFAULT BY TENANT OR ANY SUCCESSOR, BY ITS FAILURE TO TIMELY PAY THE RENT AND/OR ADDITIONAL RENT AND/OR ANY OTHER CHARGES PROVIDED FOR IN THIS LEASE AND IN ADDITION TO THE FOREGOING REMEDIES OR IN LIEU THEREOF, TENANT DOES ALSO HEREBY EMPOWER ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE UNITED STATES OR ELSEWHERE TO SIGN AN AGREEMENT FOR ENTERING IN ANY COURT OF COMPETENT JURISDICTION AN AMICABLE ACTION AND JUDGMENT IN EJECTMENT FOR POSSESSION AND ALL COSTS AND OTHER CHARGES IN CONNECTION THEREWITH AGAINST TENANT AND ALL PERSONS CLAIMING UNDER THE TENANT FOR THE RECOVERY BY LANDLORD OF POSSESSION OF THE PREMISES, FOR WHICH THIS SHALL BE SUFFICIENT WARRANT. WHEREUPON, AT THE OPTION OF LANDLORD, A WRIT OF POSSESSION MAY FORTHWITH ISSUE, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATEVER, AND TENANT HEREBY RELEASES LANDLORD FROM ANY AND ALL ERRORS WHATSOEVER, IN ENTERING SUCH ACTION OF JUDGMENT AND AGREES THAT NO WRIT OF ERROR, OBJECTION OR EXCEPTION SHALL BE MADE OR TAKEN THERETO. THE POWER TO CONFESS JUDGMENT BY LANDLORD IN THIS ARTICLE SHALL NOT BE EXHAUSTED UPON ANY EXERCISE THEREOF BUT WILL CONTINUE UNABATED AND MAY BE EXERCISED SUCCESSIVELY.

Money Damages

IN ADDITION TO LANDLORD'S RIGHTS TO CONFESS JUDGMENT IN EJECTMENT, IN THE EVENT THAT TENANT OR ANY SUCCESSOR SHALL BE IN DEFAULT HEREUNDER FOR THE PAYMENT OF RENT AND/OR ADDITIONAL RENT AND/OR ANY OTHER CHARGES PROVIDED FOR IN THIS LEASE OR SHALL BE IN DEFAULT IN THE PERFORMANCE OF ANY OTHER CONDITION/COVENANT HEREUNDER THEN LANDLORD SHALL AT ITS OPTION HAVE THE RIGHT TO ACCELERATE ALL MONIES DUE OR TO BECOME DUE HEREUNDER AND THE TENANT FOR ITSELF OR ANY SUCCESSOR DOES HEREBY AUTHORIZE AND EMPOWER ANY ATTORNEY TO SIGN AN AGREEMENT FOR ENTERING IN ANY COURT OF COMPETENT JURISDICTION AN AMICABLE ACTION AND MONEY JUDGMENT BY A COMPLAINT IN CONFESSION OF JUDGMENT FOR ALL ACCELERATED RENTS, ADDITIONAL RENT AND/OR COSTS AND OTHER CHARGES IN CONNECTION THEREWITH, INCLUDING ATTORNEY'S FEES IN THE AMOUNT OF 10% OF ALL ACCELERATED RENTS. WHEREUPON, AT THE OPTION OF LANDLORD A WRIT OF EXECUTION MAY FORTHWITH ISSUE, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATEVER, AND TENANT HEREBY RELEASES LANDLORD FROM ANY AND ALL ERRORS WHATSOEVER IN ENTERING SUCH ACTION OF JUDGMENT AND AGREES THAT NO WRIT OF ERROR, OBJECTION OR EXCEPTION SHALL BE MADE OR TAKEN THERETO. THE POWER TO CONFESS JUDGMENT BY LANDLORD IN THIS ARTICLE SHALL NOT BE EXHAUSTED UPON ANY EXERCISE THEREOF BUT WILL CONTINUE UNABATED AND MAY BE EXERCISED SUCCESSIVELY.

"WARNING" BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY

BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO EJECT YOU FROM THE LEASED PREMISES AND/OR COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE LANDLORD INCLUDING FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.

12. SURRENDER, VACATION OR ABANDONMENT OF PREMISES:

A. Tenant's Surrender and Vacation of Premises. Tenant, without demand therefor and on expiration of the Term hereof, shall promptly surrender and deliver Premises to Landlord in the same condition as the Premises was on the Commencement Date, ordinary wear and tear excepted. All installations, alterations, additions, hardware, non-trade fixtures and improvements, temporary or permanent, except movable personal property belonging to Tenant, in or upon the Premises, whether placed there by Tenant or Landlord, shall be Landlord's property and shall be relinquished to Landlord in good condition, ordinary wear and tear excepted, at the termination of this Lease or Tenant's right to possession by lapse of time or otherwise, all without compensation, allowance or credit to Tenant. Prior to the termination of the Lease for any reason, Tenant shall remove all Tenant's personal property and shall repair all damage to the Premises and/or the Building caused by such removal and restore the Premises and/or the Building to the condition in which they were prior to the installation of the articles so removed. If Tenant fails to do so, Landlord may use, sell, store, remove, or otherwise dispose of such personal property without any liability or obligation to Tenant and, if such personal property is stored, removed or disposed of, Tenant shall pay Landlord the cost of the same upon demand.

B. Desertion or Abandonment of Premises. If, at any time, the Premises are deserted or remain vacant or this Lease is forfeited or terminated for any reason whatsoever, Landlord may enter the Premises and take possession thereof, by force or otherwise, without being liable therefor and without forfeiting or being deemed to have forfeited, any rights or other remedies which have accrued or may thereafter accrue to Landlord's benefit on account of any default hereunder. In any such event, Tenant hereby empowers Landlord (without any liability or obligation to Tenant) to remove and store, at Tenant's expense, any property of any nature found upon the Premises or, at Landlord's option, to sell the same (and Landlord to retain the proceeds realized therefrom), or to dispose of same at Tenant's expense.

C. Holding Over. If Tenant retains possession of the Premises, or any part thereof, after the expiration or earlier termination of this Lease, Tenant shall pay Landlord Rent at an annual rate equal to two times (2x) the Rent computed on a per month basis, for the period Tenant thus remains in possession. Tenant shall also pay Landlord all Additional Rent and any other charges, payments, costs and expenses required to be paid by Tenant in under the Lease and all damages sustained by Landlord by reason of such retention of possession.

13. WAIVER AND INDEMNITY:

A. Tenant waives all claims it may have against Landlord, its agents or employees, for injury or damage to person, property or business sustained by Tenant, its agents, employees or invitees resulting from the Premises or any part thereof becoming out of repair or

resulting from any accident or resulting directly or indirectly from any act of Tenant or any occupant of the Premises, except if caused by the gross negligence or willful misconduct of Landlord, its agents or employees and then only after (i) written notice to Landlord of the condition claimed by Tenant, and (ii) the expiration of a reasonable time after such notice has been received by Landlord without Landlord having taken reasonable steps to cure or correct such condition. Pending such cure or correction by Landlord, Tenant shall take all reasonably prudent temporary measures and safeguards to prevent any injury, loss or damage to persons or property. In no event shall Landlord be liable for any loss the risk of which is covered by Tenant's insurance nor shall Landlord be liable for any damage caused by other tenants or persons in the Building, nor shall Landlord be liable on account of any latent defect in the Premises or the Building. The foregoing waiver shall also apply to any damage caused by water, snow, frost, steam, gas, sewer gas or odors, or by the bursting or leaking of pipes or plumbing works or the failure of any equipment.

B. Tenant agrees to indemnify, defend and hold harmless Landlord, its agents and employees against any and all claims, demands, costs and expenses of every kind and nature (including attorneys' fees), including those arising from any injury, death or damage to any person, property or business (a) sustained in or about the Premises, the Building or Parking Lot except if caused by the gross negligence or willful misconduct of Landlord, its agents or employees, or (b) resulting from the negligence of Tenant, its employees, agents, invitees, subtenants or licensees, or (c) resulting from the failure of Tenant to perform its obligations under this Lease. If any proceeding based on such a claim is instituted against Landlord, its agents or employees, Tenant covenants to defend such proceeding at its sole cost by legal counsel reasonably satisfactory to Landlord.

14. RIGHTS RESERVED TO LANDLORD:

Landlord reserves the following rights:

A. Entry – If Tenant vacates or abandons the Premises, to enter the Premises in order to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy, without same being deemed acceptance of a surrender and without affecting Tenant's obligation to pay Rent, Additional Rent or any other charges, payments, costs and expenses to be paid by Tenant under the Lease.

B. Pass Keys – To have pass keys and access fobs to the Premises.

C. Access for Repairs – To have access to the Premises at any time in the event of an emergency, and otherwise at reasonable times, to take any and all measures, including inspections, repairs, alterations, additions and improvements to the Premises, as Landlord may deem necessary or desirable for the safety, protection or preservation of the Premises or the Landlord's interests, or as may be necessary or desirable in the operation or improvement of the Premises or in order to comply with all laws, orders and requirements of government or other authorities.

D. Show Premises – To show the Premises to prospective tenants or brokers from August 1, 2017 through the expiration of the Term, provided however, if Tenant timely

exercises its right to extend this Lease pursuant to Section 3.D. hereof, Landlord shall only be permitted to show the Premises to prospective tenants or brokers during the one hundred eighty (180) days prior to the expiration of the Term; and, to prospective purchasers, mortgagees and others having a legitimate interest, at all reasonable times upon prior notice given to Tenant at the Premises.

E. Heavy Equipment – To approve the weight, size and location of safes or heavy equipment or other articles. Such items may be moved in, about, or out of the Premises only at such times and in such manner as Landlord shall direct and in all events, however, at Tenant's sole risk and responsibility.

F. Rules and Regulations – To implement and amend from time-to-time any reasonable rules and regulations regarding the Building. In the event of any conflict between the rules and regulation and this Lease, the terms of this Lease shall control.

Landlord may enter upon the Premises and may exercise any or all of the foregoing rights hereby reserved. Any such entry and/or exercise of rights shall not in any way affect the obligations of Tenant under this Lease, including without limitation, the obligation to pay Rent, Additional Rent or any other charges, payments, costs and expenses to be paid by Tenant under the Lease nor shall such entry and/or exercise entitle Tenant to any abatement or reduction in Rent, or be deemed to be constructive eviction or be grounds for a termination of this Lease or the Term hereof, nor shall such entry and/or exercise give Tenant the right to claim damages from Landlord or Landlord's agent(s) or contractor(s).

15. TENANT'S COMPLIANCE WITH LAWS, ETC.: Tenant shall, at its own cost and expense, promptly fulfill and comply with all laws, ordinances, regulations and requirements of the City, County, State and Federal Governments and of any departments thereof having jurisdiction over the Tenant's business operations as conducted in the Premises, of the National Board of Fire Underwriters or of any other similar body now or hereafter constituted, and of any insurer of the Premises now in force or which may hereafter be in force which shall impose any duty upon Landlord or Tenant with respect to the use, occupation or Tenant's alteration of the Premises. Tenant shall indemnify and hold Landlord harmless from any damage, claim or liability resulting or arising, directly or indirectly, from Tenant's failure to comply with any such applicable laws, regulations or ordinances.

16. SUBORDINATION OF LEASE: This Lease, and all rights of Tenant hereunder, are and shall remain subject and subordinate to all of the ground, air rights or underlying leases now or hereafter in effect, to all mortgages and deeds of trust now existing or granted in the future, to any amount or amounts which now or hereafter affect such leases and/or the Premises and/or the real property on which such Premises is situated, and to any and all advances to be made under such mortgages or deeds of trust, and to interest thereon and to all renewals, replacements or extensions thereof, or on or against Landlord's interest or estate therein. The foregoing provisions of this Section shall be self-operative and no further instrument or subordination shall be required. In confirmation thereof, Tenant shall execute and deliver within seven (7) days after receipt any certificate or other instrument which Landlord or any lessor under any ground, air rights, or underlying lease or any holder of such mortgage or deed of trust may request, and Tenant hereby irrevocably constitutes and appoints Landlord and all such

lessors and holders, acting jointly or severally, as Tenant's attorney-in-fact to execute such instrument for or on behalf of Tenant in the event tenant fails to timely return such certificate or instrument.

17. ATTORNEYS' FEES AND COSTS: In the event Landlord requires the services of its attorneys to cure any Event of Default, to enforce the terms of this Lease, or otherwise protect Landlord's rights under the terms of this Lease (including in connection with any bankruptcy filed by or against Tenant), Landlord shall be entitled to be reimbursed by Tenant for all of its reasonable attorneys' fees and costs and Tenant covenants and agrees to pay same to Landlord upon demand.

18. QUIET ENJOYMENT: If Tenant fully performs the covenants and obligations in this Lease on Tenant's part to be performed, Landlord shall take all steps necessary to secure and to maintain, for the benefit of Tenant, the quiet and peaceful possession of the Premises for the Term of this Lease without hindrance or claim by Landlord, its successors and assigns.

19. ASSIGNMENT AND SUBLETTING:

A. Tenant shall not assign or otherwise transfer this Lease, sublease or license all or any part of the Premises nor mortgage its leasehold interest without the prior written consent of Landlord, which consent may be withheld for any reason or no reason whatsoever. If Tenant is a corporation, limited liability company, or limited partnership, then any transfer of this Lease from Tenant by merger, consolidation or liquidation, or any change in ownership or power to vote its outstanding voting stock, membership interest or partnership interest shall constitute an assignment for the purpose of this Lease. If any assignment or subletting, even with Landlord's consent, results in rental income and/or other consideration being paid to or for the benefit of Tenant in an amount greater than the rents provided for in this Lease, such excess shall belong to Landlord and shall be payable to Landlord as and when received by Tenant and as additional rent. Tenant agrees to pay Landlord an amount equal to $1,000.00 to reimburse Landlord for attorney's fees and administrative expense involved with the review, processing and/or preparation of any documentation in connection with an assignment, subletting, licensing or other transfer of this Lease or Tenant's interest in the Premises, whether or not Landlord's consent to such transfer is obtained.

B. Any sublease or assignment of this Lease, if approved by Landlord, shall be under and subject to any terms and conditions as Landlord may impose in its sole and absolute discretion.

C. A permitted subtenant or assignee shall specifically assume the obligations and duties of Tenant hereunder without, however, releasing Tenant from such obligations and duties, and Tenant shall continue to remain liable to Landlord for all obligations under the terms of this Lease.

D. For purposes of certainty, Landlord may assign its rights and obligations under this Lease without the consent of Tenant.

20. HAZARDOUS SUBSTANCES:

A. Tenant shall not cause or allow the use of, generation, treatment, storage, or disposal of Hazardous Substances on or near the Premises. "Hazardous Substances" shall mean (i) any hazardous substance as that term is defined in the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601, *et seq.,* as amended, and (ii) any hazardous waste or hazardous substance as those terms are defined in any local, state or federal law, regulation and ordinance applicable to the Premises, and (iii) petroleum, including crude oil or any fraction thereof.

B. Tenant agrees to indemnify, defend and hold harmless Landlord, its employees, agents, successors and assigns, from and against any and all damage claim, liability or loss, including reasonable attorneys' fees, arising out of or in any way connected to the use of, generation, treatment, storage or disposal of Hazardous Substances by Tenant, its employees, agents, contractors, or invitees, on or near the Premises or the Building. Such duty of indemnification shall include, but not be limited to: damage, liability, or loss pursuant to all federal, state and local environment laws, rules and ordinances, strict liability and common law.

C. Tenant agrees to notify Landlord immediately of any disposal of Hazardous Substances on or near the Premises or the Building, of any discovery of Hazardous Substances on or near the Premises or the Building, or of any notice by any governmental authority or private party alleging or suggesting that a disposal of Hazardous Substances on or near the Premises or the Building may have occurred. Furthermore, Tenant agrees to provide Landlord with full and complete access to any documents or information in Tenant's possession or control relevant to the question of the use of, generation, treatment, storage or disposal of Hazardous Substances on or near the Premises or the Building.

D. Tenant shall be responsible at its sole cost and expense, to comply with all present and future laws, orders, and regulations of all state, federal, municipal, and local governments, departments, commissions, and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse, and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Landlord. Such separate receptacles may, at Landlord's option, be removed from the Building in accordance with a collection schedule prescribed by law. Tenant shall indemnify, defend and hold Landlord harmless from and against any claims, demands and suits arising from such non-compliance. Landlord shall provide an area for trash and recyclable pick up.

21. EXECUTION OF LEASE: This document shall not be a valid agreement which is binding on either party hereto until at least one (1) counterpart, executed by duly authorized representatives of Landlord and of Tenant, has been delivered by each party to the other.

22. BROKERAGE COMMISSION: The parties warrant and represent to each other that no broker has negotiated or brought about this transaction. Landlord and Tenant each covenant and agree to indemnify, defend and to save harmless the other from and against all liabilities arising from any other such brokerage claim and to reimburse the other for reasonable expenses, losses, costs and damages, including reasonable attorneys' fees and court costs incurred in connection therewith.

23. ESTOPPEL CERTIFICATE: Tenant shall, at any time, from time to time, and upon written notice from Landlord, execute, acknowledge and deliver to Landlord or to Landlord's designee a statement in writing (1) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the modifications and certifying that this Lease is in full force and effect as modified); (2) stating whether or not the Term has commenced and, if it has commenced, stating the dates to which the Rent, Additional Rent or other charges, payments, costs and expenses have been paid by Tenant; (3) acknowledging that, to the best of Tenant's knowledge, Landlord is not in default in the performance of any covenant, agreement or condition contained in this Lease, or, if Tenant has knowledge of any such default, specifying each such default; and (4) any other information concerning this Lease or anything related hereto. Tenant shall execute and deliver the aforesaid estoppel letter and whatever instruments may be required for such purposes and, without limitation of Landlord's other rights and remedies or Tenant's liability for failure so to do, if Tenant fails so to do within seven (7) days after demand in writing, Tenant shall be deemed to have accepted and executed such estoppel letter and other documents and hereby authorizes Landlord as its attorney-in-fact for the sole purpose of executing such estoppel letter and other documents.

24. PARKING/BIKE RACK: For no additional cost, Tenant shall enjoy the non-exclusive use of: (i) **four (4)** parking spaces in the Parking Lot, and (ii) the bike rack installed in or around the Building and/or Parking Lot. The Parking Lot and bike rack shall at all times be under the exclusive control and management of Landlord and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to the Parking Lot and use of the bike rack. Notwithstanding anything to the contrary, Landlord shall have no liability to Tenant, its employees, contractors, customers and other invitees for any damage or loss to vehicles, bikes or other personal property related to such parties use of the Parking Lot and/or bike rack and Tenant shall indemnify, defend and hold Landlord harmless from any such claims in accordance with Section 13.B. of this Lease.

25. CAPTIONS AND HEADINGS: The captions, section numbers and headings appearing in this Lease are inserted only as a matter of convenience and do not, in any way, define, limit, construe or describe the scope or intent of any Section or in any other way affect this Lease.

26. COVENANT AGAINST NOISE AND OTHER NUISANCE: Tenant covenants and agrees that Tenant shall not create any noise, commotion or other disturbance of other tenants within the Building or otherwise creating loud and raucous noises and reverberations.

27. SIGNAGE: Tenant shall be permitted, at Tenant's sole and absolute expense, to install standard signage on the exterior wall of the Building subject to the following conditions: (i) such signage shall be in a location and size as determined by Landlord in its sole and absolute discretion, (ii) Tenant obtains Landlord's prior written approval of such signage, (iii) such signage fully complies with any and all zoning or signage ordinances of the City of Pittsburgh and obtains any necessary permits, and (iv) such signage is compatible with the signage of other tenants of the Building. Tenant shall also be permitted to include its listing on the main building directory.

28. NOTICES: Any notice, request or demand under this Lease shall be in writing and shall be considered properly delivered when addressed as hereinafter provided, and (a) served personally, (b) registered or certified (return receipt requested) and deposited in a United States general or branch post office, or (c) sent by a private overnight mail carrier. Any notice, request or demand by Tenant to Landlord shall be addressed to Landlord at:

Saddle Lane Realty, LLC
2515 Liberty Avenue, 1st Floor
Pittsburgh, PA 15222

with a copy to:

Paul J. Cordaro, Esquire
Campbell & Levine, LLC
310 Grant Street
1700 Grant Building
Pittsburgh, PA 15219

until otherwise directed in writing by Landlord. Any notice, request or demand by Landlord to Tenant shall be addressed to Tenant as:

Interpace Diagnostics Corporation
2515 Liberty Avenue
Pittsburgh, PA 15222

with a copy to:

Interpace Diagnostics Corporation
Morris Corporate Center 1, Building A
300 Interpace Parkway
Parsippany, NJ 07054

until otherwise directed in writing by Tenant. Rejection or other refusal to accept a notice, request or demand, or the inability to deliver the same because of a changed address of which notice was not given, shall be deemed to be receipt of the notice, request or demand sent.

29. PENNSYLVANIA LAW TO APPLY: This Lease shall be construed and governed in all respects in accordance with the Laws of the Commonwealth of Pennsylvania, without respect to conflicts of law. The Courts of Common Pleas of Allegheny County, Pennsylvania shall have sole and exclusive jurisdiction and venue over any dispute or litigation arising hereunder.

30. PARTIES BOUND: This Lease shall be binding upon and inure to the benefit of the parties hereto and to the benefit of their respective heirs, executors, administrators, legal representatives, successors and such assigns and sublessees as may be permitted hereunder.

31. ENTIRE AGREEMENT – MODIFICATION: This Lease, including any Exhibits and other attachments hereto, contains the entire agreement of Landlord and Tenant with respect to the matters stated herein, and may not be modified except by an instrument in writing which is signed by both parties and delivered by each to the other. Exhibits and such other attachments are incorporated herein as fully as if their contents were set out in full at each point of reference to them.

32. PARTIAL INVALIDITY AND SEVERABILITY: If any covenant, condition or provision of this Lease, or the application thereof to any person or circumstance, shall be held to be invalid or unenforceable, then, in each such event, the remainder of this Lease or the application of such covenant condition or provision to any other person or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each covenant, condition and provision hereof shall remain valid and enforceable to the fullest extent permitted by law.

33. NO EXCLUSIVE REMEDIES: No remedy or election given by any provision in this Lease shall be deemed exclusive unless so indicated; but each shall, wherever possible, be cumulative in addition to all other rights and remedies available elsewhere in this Lease, at law or in equity.

34. NO OPTION: The submission of this Lease for examination does not constitute a reservation of or option for the Premises, and this Lease becomes effective only upon execution and delivery hereof by both parties.

35. WAIVER OF DEFAULT: No waiver by the parties hereto of any default or breach of any term, condition, or covenant of this Lease shall be deemed to be waiver of any other breach of the same or of any other term, condition or covenant contained herein.

36. COUNTERPARTS: This Lease may be executed by the parties hereto in multiple counterparts, each of which shall be deemed as original and all of which together shall constitute the same document.

37. LIMITATION OF LIABILITY: Notwithstanding anything contained in this Lease to the contrary, the liability of Landlord under this Lease shall be limited to its interest in the Building, and Tenant agrees that no judgment against Landlord under this Lease may be satisfied against any property or assets of Landlord other than the interest of Landlord in the Building and no officers, directors, members, managers partners, attorneys, agents or employees of Landlord shall be bound personally for liability imposed or brought or to be maintained by Tenant under the terms of this Lease.

38. ASSIGNMENT OF LANDLORD'S INTEREST: Landlord's obligations hereunder shall be binding upon Landlord only for the period of time that Landlord is in ownership of the Premises; and, upon termination of that ownership, Tenant shall look solely to Landlord's successor in interest in the Premises for the satisfaction of each and every obligation of Landlord hereunder.

39. WAIVER OF TRIAL BY JURY: It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any

action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, including, but not limited to, the relationship of Landlord and Tenant, Tenant's occupancy of the Premises, and any emergency statutory or any other remedy.

40. TIME IS OF THE ESSENCE: Except as expressly noted herein, TIME IS OF THE ESSENCE under this Lease.

41. TENANT'S RESOLUTION: Tenant shall provide, contemporaneously with the signing, execution and delivery hereof, a certified true and correct copy of Tenant's resolution authorizing the execution hereof by the signatures so affixed.

42. AUTHORITY TO EXECUTE: Each individual signing this Lease represents and warrants that he/she has full authority to bind the entity on whose behalf he/she is signing to the terms and conditions of this Lease.

43. FORCE MAJEURE: In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this Section shall not operate to excuse Tenant from prompt payment of Rent, Additional Rent or any other payments required by the terms of this Lease.

44. SECURITY AGREEMENT: In order to secure Tenant's obligations to make the payments of Rent, Additional Rent, all other amounts due under this Lease, and to perform and observe all covenants and/or conditions specified in this Lease, Tenant hereby grants to Landlord, a security interest under the Pennsylvania Uniform Commercial Code, as amended, in and to (a) all items of inventory, machinery, equipment, parts, accessories, and attachments, and any and all replacements and additions thereto owned by Tenant and located in the Premises, now or hereafter installed in or used in connection therewith; (b) all fixtures, trade fixtures and furniture owned by Tenant and located in the Premises, now owned or hereafter acquired; (c) all leasehold improvements in the Premises; (d) all books, records, invoices, accounts, deposit accounts, contract rights, chattel paper, documents, instruments, and general intangibles, now owned or hereafter acquired; and (f) all additions to any of the foregoing items and any and all replacements, proceeds and products thereof (including any insurance proceeds). Tenant hereby grants Landlord the right to file any and all financing statements necessary to perfect such security interest and agrees to reimburse Landlord the cost to file such financing statements upon demand. Upon the occurrence of an Event of Default hereunder, and at any time thereafter, Landlord shall have, in addition to all other right and remedies contained in this Lease or available to Landlord at law or in equity, the remedies of a secured party under the Pennsylvania Uniform Commercial Code.

45. SECURITY AND KEYS/KEY FOBS: The Building currently uses a security system which controls access to the Building and the Premises. Landlord shall provide tenant

with ten (10) security proximity key fobs for the Building and Premises. Landlord will furnish additional key fobs to Tenant at a cost of $10.00 per key fob. Tenant shall immediately report any lost or stolen key fobs to Landlord and the replacement of any lost or stolen key fobs will be at a cost of $10.00 each. Tenant shall: (i) only provide key fobs to: (y) employees of Tenant, and (z) contractors of Tenant, provided such contractor requires access to the Premises after normal business hours and Tenant has obtained Landlord's prior written consent to provide such contractor a key fob, and (ii) provide Landlord a list of all employees and contractors who have key fobs. Tenant shall immediately return any key fob in the event such employee/contractor is terminated or resigns from employment/services with Tenant. Tenant shall be fully responsible for and shall indemnify, defend and hold Landlord harmless (in accordance with Section 13.B. hereof) from: (a) all damage and/or loss in the Building and/or any other liability arising from the actions of the employees and contractors of Tenant who have key fobs for the Building/Premises, and (b) all charges and costs relating to modification, replacement, and maintenance of the security system for the Premises. To the extent available, Landlord shall provide Tenant with reports regarding access to the Premises upon Tenant's request. Landlord reserves the right to modify, replace and/or remove security and access procedures for the Building as Landlord deems necessary and/or appropriate in its sole and absolute discretion.

46. GUARANTY: This Lease is expressly contingent upon **[NO GUARANTOR REQUIRED]** executing a guaranty of this Lease in favor of Landlord and in the form attached hereto as Exhibit B.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the duly authorized representatives of Landlord and Tenant, intending to be legally bound, have executed this Lease as of the date first above written.

WITNESS/ATTEST:

SADDLE LANE REALTY, LLC

By: ______________________

David O. Brand, Sole Member

INTERPACE DIAGNOSTICS CORPORATION

By: ______________________

Name: ______________________

Title: SVP Operations

NOTARY PAGE FOR TENANT

STATE OF Pennsylvania)
)
COUNTY OF Allegheny) To-wit:

On this 31 day of March, 2017, personally appeared before me, the undersigned officer, a Notary Public in and for said County and State, Glenn Gershon, SVP Operations of Interpace Diagnostics Corporation, a Delaware corporation, and that he/she as such SVP Operations, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of company by himself/herself as such ____________ thereof.

In witness whereof, I hereunto set my hand and official seal.

[signature]
NOTARY PUBLIC
My commission expires: 10/24/2020

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
PATRICK R. FLEMING, Notary Public
Richland Township, Allegheny County
My Commission Expires October 24, 2020

NOTARY PAGE FOR LANDLORD

COMMONWEALTH OF PENNSYLVANIA)
)
COUNTY OF ALLEGHENY) To-wit:

On this 31 day of March, 2017, personally appeared before me, the undersigned officer, a Notary Public in and for said County and State, David Brand, Sole Member of Saddle Lane Realty, LLC, a Pennsylvania limited liability company, and that he as such Sole Member, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of company by himself as such Sole Member thereof.

In witness whereof, I hereunto set my hand and official seal.

NOTARY PUBLIC
My commission expires: Nov 12 2018

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
Lorraine A. Kennedy, Notary Public
City of Pittsburgh, Allegheny County
My Commission Expires Nov. 12, 2018

EXHIBIT A – Diagram of Leased Premises


Level 3 Floor Plan


Level 4 Floor Plan

EXHIBIT B

(Form of Guaranty)

NONE REQUIRED